UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22883

ARK ETF Trust
(Exact name of registrant as specified in charter)

c/o ARK Investment Management LLC

155 West 19th Street, Fifth Floor
New York, NY 10011
(Address of principal executive offices) (Zip code)

Corporation Service Company
2711 Centerville Road
Suite 400
Wilmington, DE 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 426-7040

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ARK ETF TRUST
ANNUAL REPORT

AUGUST 31, 2016

INVESTING AT THE PACE OF INNOVATION

ARK Genomic Revolution Multi-Sector ETF (ARKG)

ARK Industrial Innovation ETF (ARKQ)

ARK Innovation ETF (ARKK)

ARK Web x.0 ETF (ARKW)

The 3D Printing ETF (PRNT)

ARK Invest | 155 West 19th Street 5th Floor, New York, NY 10011 | 212.426.7040 | info@ark-invest.com | ark-funds.com

The principal risks of investing in the ARK ETFs include: Equity Securities Risk: The value of the equity securities the Fund holds may fall due to general market and economic conditions. Foreign Securities Risk: Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. Health Care Sector Risk: Companies in the health care sector may be adversely affected by government regulations and government health care programs. Industrials Sector Risk: Companies in the industrials sector may be adversely affected by changes in government regulation, world events, economic conditions, environmental damages, product liability claims and exchange rates. Information Technology Sector Risk: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Please see the ARK ETFs’ current prospectuses for more detailed descriptions of the risks of investing in the ARK ETFs.

The Funds have a limited number of financial institutions that may act as Authorized Participants (“APs”) on an agency basis (i.e., on behalf of other marketing participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, Shares may possibly trade at a discount to NAV. Risks specific to PRNT include Index Track Risk. The returns of the ETF may not match the returns of the underlying index that the ETF is designed to track.

The opinions expressed in the Shareholder Letter are those of ARK Investment Management LLC (“ARK”) as of August 31, 2016 and are subject to change. Management’s Discussion of Fund Performance presents information about the Funds’ holdings that is believed to be accurate, and the views of the Funds’ portfolio manager, as of August 31, 2016. The Shareholder Letter and Management’s Discussion of Fund Performance may not necessarily reflect the views or holdings on the date this Annual Report is first published or anytime thereafter. The information in the Shareholder Letter and Management’s Discussion of Fund Performance may change, and the ARK ETFs disclaim any obligation to advise shareholders of any such changes. Certain information was obtained from sources that ARK believes to be reliable; however, ARK does not guarantee the accuracy or completeness of any information obtained from any third party. Forward Looking Statements: Any projections, forecasts and estimates (including, without limitation, any target rates of return) contained in this overview are necessarily speculative in nature and are based on certain assumptions. It can be expected that some or all of such assumptions will not materialize or will vary significantly from actual results. Accordingly, these projections are only an estimate. Actual results will differ and may vary substantially from the results shown.

Portfolio holdings will change and should not be considered as investment advice or a recommendation to buy, sell or hold any particular security. Please visit www.ark-funds.com for the most current list of portfolio holdings for the ARK ETFs.

The S&P® 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries. Returns shown for the MSCI World Index are net of foreign withholding taxes applicable to U.S. investors. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in an ARK ETF will not match those in an index, and performance of an ARK ETF will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

Shareholder Letter
(Unaudited)

Dear Shareholder:

This Annual Report for the ARK ETF Trust covers the period from September 1, 2015 through August 31, 2016 for each ARK exchange traded fund, except for The 3D Printing ETF, which is covered from July 18, 2016 through August 31, 2016 (each an “ETF” or collectively, “ARK ETFs”). The ARK ETF Trust currently consists of four actively-managed, theme-based ETFs and one index based ETF:

ETF	Commencement Date
ARK Genomic Revolution Multi-Sector ETF	10/31/14
ARK Industrial Innovation ETF	9/30/14
ARK Innovation ETF	10/31/14
ARK Web x.0 ETF	9/30/14
The 3D Printing ETF	7/18/16

ARK Investment Management LLC (“ARK”), the investment adviser to the ARK ETFs, specializes in thematic investing in companies that exhibit disruptive innovation. ARK believes “disruptive innovation” is the introduction of a technologically enabled new product or service that potentially changes the way the world works. It typically involves declining cost structures, increased productivity and increased unit growth. Despite its potential, the full magnitude of disruptive innovation and the investment opportunities it creates are often unrecognized or misunderstood by traditional investors.

ARK’s Research Ecosystem, however, is designed to capitalize on rapid change through an open-source approach and the convergence of research insights. We believe this combination of top-down and bottom-up research helps us to identify potential disruptive innovation early. We then size the opportunity of the innovation, and detect and rank companies best positioned to benefit. We feel our incisive investment process and active management of high-conviction portfolios helps us to capitalize on rapid change, and to avoid industries and companies we believe are likely to be displaced by advances in technology. ARK believes true innovation is key to long-term growth of company revenues and profits, and in many cases presents exponential growth opportunities.

We think most investors do not realize that technologically enabled innovations are disrupting our world at an accelerated rate. You have to go back to the late 1800s to see this much change. In the late 1800s, within the span of 20 years — which was breakneck speed at that time, not now — electricity, the telephone and the internal combustion engine were introduced. So people’s lives changed radically during the late 1800s!

Today we have innovations in DNA sequencing, robotics, energy storage, cloud computing, blockchain technologies, and 3D printing all evolving at the same time! For this reason, ARK’s investment strategies focus on the following themes: Genomic Revolution, Industrial Innovation, Next Generation Internet, 3D Printing, and our overall ARK Disruptive Innovation, which seeks to include what we believe to be the best risk/reward opportunities from our innovation-based themes.

Our Genomic Revolution Theme recognizes that genomic sequencing is changing the way biological information is collected, processed and applied. ARK believes that innovations within DNA research are going to enhance our equality of life by reducing guesswork and increasing precision within health care and agriculture.

ARK’s Industrial Innovation Theme focuses on advancements within robotics, automation, energy storage, space exploration, modern infrastructure and 3D printing. These innovations are enhancing productivity while reducing costs. For example, robots are featured heavily in Amazon’s distribution centers now, and this has set the pace for the rest of the industry. Our research also indicates that there's going to be a shift from the internal combustion engine to electric vehicles. Our economy was basically built on top of the internal combustion engine, so it’s going to be a radical shift for the developed world.

ARK’s Next Generation Internet Theme recognizes innovations including cloud computing, big data, machine learning and blockchain technology — all of which we think are changing the way we manage information, analyze data, purchase goods and communicate across the globe. With the sharing economy alone, we think it is going to impact auto sales, real estate, infrastructure, logistics — it’s much farther reaching than anyone could have imagined 20 years ago. And then there’s blockchain technology. You may have heard of bitcoin or cryptocurrencies. But we think this is much more than a currency play: It has to do with transferring anything of value. We think blockchain technology will have ramifications for the financial services industry, and for almost every sector because supply chain management could eventually be managed by the blockchain.

3D printing is a part of our Industrial Innovation theme, but we also offer it as a stand-alone theme. We think 3D printing is going to become a part of the industrial production process, and end-use parts will actually be produced by 3D printers. That’s going to be a radical shift in manufacturing and be a big part of the automation trend in our opinion.

Shareholder Letter (concluded)
(Unaudited)

ARK's active management seeks to provide exposure to early stage companies focused on disruptive innovation and that we believe are positioned for meaningful growth. The stocks in the ARK's actively managed ETFs often are not included, or are small positions, in traditional benchmarks. They span across capitalizations, geographic regions, and sectors. Consequently, we believe the ARK active ETFs complement traditional benchmarks, offering a source of differentiation and diversification for portfolio construction purposes.

On the following pages, you will find information relating to your ARK ETF investment. If you have any questions, I encourage you to contact your financial advisor or ARK directly. You also can find additional information, including our daily portfolio holdings, on the ARK ETF website located at: www.ark-funds.com.

We appreciate the opportunity to help you meet your investment goals and thank you for investing with us at the pace of innovation!

Sincerely,

Catherine D. Wood
Chief Investment Officer and Chief Executive Officer
ARK Investment Management LLC

Management’s Discussion of Fund Performance
(Unaudited)

Market Review and Investment Strategy

In the fiscal year ended August 31, 2016, ARK ETFs were buffeted by three “risk off”1 periods, before rebounding. Causing the downdrafts were, first, in September 2015, the fallout from fears of a major devaluation of the Chinese yuan; second, in January and February 2016, the collapse in oil and other commodity prices, triggering fears of a deflationary bust; and third, in June 2016, Britain’s decision to leave the European Union, causing fears of another European sovereign debt crisis. Each setback proved to be temporary, as equity markets scaled to all-time highs by the end of fiscal year 2016.

Another headwind to the performance of the innovators’ equities during the last few years has been the markets’ insatiable demand for yield. Because innovators tend to spend aggressively to capitalize on rapidly evolving and sizable new markets, they offer little or nothing in the form of a yield. That said, as the magnitude of the various opportunities becomes clearer in “risk on”2 markets, the ARK ETFs seek to recoup their losses and lead markets higher.

ARK seeks to research and discover companies that we believe are causing or embracing disruptive innovation, spurring pockets of rapid growth in an otherwise sluggish growth environment. During uncertain or tumultuous times, disruptive innovation tends to take root, enabling companies to cut costs, increase productivity, and create new products and services. At the same time, volatility tends to drive investment flows back to the more traditional benchmarks against which risk often is measured, and in which the majority of stocks associated with disruptive innovation are not well represented. ARK seeks to capitalize on opportunities missed as investors gravitate toward traditional benchmarks during uncertain times, while the fundamental growth associated with companies causing or embracing disruptive innovation accelerates.

1 “Risk off periods” are market conditions perceived to be high in risk, typically resulting in investors gravitating towards benchmark or lower-risk investments.

2 “Risk on periods” are market conditions perceived to be low in risk, typically resulting in investors gravitating away from benchmark or lower-risk investments (i.e., the opposite of a “risk off period”).

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Genomic Revolution Multi-Sector ETF (ARKG)

The ARK Genomic Revolution Multi-Sector ETF is an actively managed exchange traded fund that invests in companies across multiple sectors, including health care, information technology, materials, energy and consumer discretionary, that are relevant to the Fund’s investment theme of the genomics revolution.

During the fiscal year ended August 31, 2016, the ARK Genomic Revolution Multi-Sector ETF (ARKG) underperformed the S&P 500 and the MSCI World Index, as shown in the table below. Election year rhetoric provoked fears of price controls on pharmaceuticals, hitting the biotech space particularly hard. Adding to concerns were delays in reimbursement decisions for several molecular diagnostic tests, as well as technology-related bottlenecks in the analysis of next generation DNA sequences and other genomic data. ARK believes that these issues will be short term in nature.

The genomic revolution is ushering in a wave of far-reaching innovation across healthcare, agriculture, environment and technology. Because of unprecedented cost declines, the demand for DNA sequencing has soared as it becomes the foundation of novel therapeutic breakthroughs and genetic testing. Concurrently, increased globalization has resulted in contagious health threats and widespread drug resistance, demanding a paradigm shift towards novel ways to eradicate disease.

The contributors to the performance of the ARK Genomic Revolution Multi-Sector ETF were stocks capitalizing on the scientific and technology breakthroughs associated with such a paradigm shift. Among them are gene therapy, proprietary drug discovery platforms, microbiome research and computational biology. NVIDIA (NVDA), our top contributor, powers genomic research studies with its graphic processing units (GPUs), software and analytics. Compugen (CGEN) harnesses the power of biology, computer science, and proprietary algorithms to focus on novel drug targets and accelerate the drug discovery process in silico. Five Prime Therapeutics (FPRX) is a leader in protein therapeutics with a library of more than 5,700 human extracellular proteins used to identify new targets in rare oncology and inflammatory diseases. It has partnered with large pharmaceutical companies, such as Merck (MRK) and Glaxo-Smith Kline (GSK).

Regarding the detractors to the performance of the ARK Genomic Revolution Multi-Sector ETF, two violated our investment theses and thus were eliminated. Newlink Genetics (NLNK), an immune-oncology company, shut down its entire HyperAcute Cellular Platform after a key Phase 3 trial for pancreatic cancer failed. Because a number of its other trial candidates were dependent on the Platform, NewLink suddenly turned into a binary stock1 and an automatic candidate for sale. Similarly, even though uniQure (QURE) was the first and only company to bring a gene therapy to market, curing a patient with hemophilia B, it scrapped plans to win FDA approval because of strong resistance to its exorbitant price. Compounding the company’s problem was a turnover in leadership, whereupon we exited the position.

Seres Therapeutics (MCRB) was also a detractor to the performance of ARK Genomic Revolution Multi-Sector ETF. However, ARK took advantage of the opportunity and added significantly to Seres Therapeutics after disappointing Phase 2 data on its lead candidate against C. difficile. The company attributed the setback to inaccurate patient segmentation. Seres focuses on microbiome research, a field of study still in its infancy and the focus of a White House initiative. Seres Therapeutics has one of the best databases and libraries in the field, which should increase in value if the microbiome is as important a determinant of health and well-being as scientific evidence is beginning to suggest.

Average Annual Total Returns as of 8/31/16

	1 Year	Since Inception*
ARK Genomic Revolution Multi-Sector ETF (ARKG)
Net Asset Value	(13.52)%	(5.49)%
Market Price	(14.77)%	(5.55)%
S&P 500 Index	12.55%	7.03%
MSCI World Index	6.68%	3.02%

Growth of an Assumed $10,000 Investment Since Inception* Through 8/31/16 (At Net Asset Value)

*	ARKG commenced operations on 10/31/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKG is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares. Returns for less than one year are not annualized.

1 ARK defines “Binary Stock” as a company’s stock whose value dramatically increases or decreases based on a single event or product.

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Industrial Innovation ETF (ARKQ)

The ARK Industrial Innovation ETF is an actively managed exchange traded fund that invests in securities of companies that are relevant to the Fund’s investment theme of industrial innovation.

During the fiscal year ended August 31, 2016, the ARK Industrial Innovation ETF (ARKQ) outperformed the S&P 500 and the MSCI World Index, as shown in the table below. Important contributors to the performance of the ARK Industrial Innovation ETF were stocks focused on the evolution of autonomous vehicles, as well as a takeover target in the semiconductor industry. Detracting from the performance of the Fund were stocks in the 3D printing industry as it shakes off an industrial recession and restructures away from consumer applications, which are commoditizing, to high end industrial and medical applications.

The top contributor to ARKQ's performance was NVIDIA (NVDA), a key beneficiary as auto and technology companies race to build autonomous cars guided by artificial intelligence, or machine learning. Graphics processing units (GPUs) will be the“brains” of these vehicles. NVIDIA has roughly 80% share of the GPU market today. ARM Holdings PLC (ARMH) soared in July as Softbank (SFTBY) made a bid to capitalize on its premier positioning in the Internet of Things

(IoT). We anticipate that the IoT will permeate all economic sectors, including the industrial world.

Among the biggest detractors from performance were stocks in the 3D printing space: Stratasys Ltd (SSYS), Protolabs (PRLB) and Materialise (MTLS). 3D printing stocks were hit not only by a global industrial recession, but also by the threat of competition from Hewlett Packard (HPQ), primed by its ink jet printing heritage. Given the recent upturn in the global Purchasing Managers' Index (PMI) and the restructuring in the space away from commoditized consumer applications, 3D printing stocks stabilized for the most part during the second half of the fiscal year.

Average Annual Total Returns as of 8/31/16

	1 Year	Since Inception*
ARK Industrial Innovation ETF (ARKQ)
Net Asset Value	16.43%	3.44%
Market Price	15.84%	3.46%
S&P 500 Index	12.55%	7.25%
MSCI World Index	6.68%	2.52%

Growth of an Assumed $10,000 Investment Since Inception* Through 8/31/16 (At Net Asset Value)

*	ARKQ commenced operations on 9/30/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKQ is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares. Returns for less than one year are not annualized.

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Innovation ETF (ARKK)

The ARK Innovation ETF is an actively managed exchange traded fund that invests in securities of companies that rely on or benefit from the development of new products or services, technological improvements and advancements in scientific research relating to the areas of genomics (“Genomic Revolution Theme”), industrial innovation (“Industrial Innovation Theme”) or the next generation internet (“Web x.0 Theme”).

During the fiscal year ended August, 2016, the ARK Innovation ETF underperformed the S&P 500 and the MSCI World Index. Detracting from performance were big data and security setbacks in the next generation internet theme, 3D printing in the industrial innovation theme, and political rhetoric stirring fears of price controls in the genomic revolution theme. Contributing to performance were artificial intelligence, online commerce, the cloud and blockchain technologies as well as merger and acquisition (M&A) activity in the next generation internet theme. M&A also spurred the industrial innovation theme.

The top contributor to the performance of the ARK Innovation ETF was NVIDIA (NVDA), the key semiconductor and software platform supporting machine learning and deep learning, augmented and virtual reality, autonomous vehicles, and genomic research. Amazon.com Inc (AMZN), now capturing roughly half of online sales growth, and taking share from enterprise software via Amazon Web Services, also contributed, as did the Bitcoin Investment Trust (GBTC) when the price of bitcoin more than doubled. Microsoft (MSFT) made a takeover bid for LinkedIn (LNKD) as did Softbank

(SFTBY) for ARM Holdings PLC (ARMH), both adding to the relative performance of the Fund.

A detractor to the performance of the ARK Innovation ETF was Hortonworks Inc. (HDP), a big data streaming analytics platform that facilitates machine learning applications. Hortonworks surprised investors with a management change amid growing pains as its sales force could not keep pace with the demand for its products, hurting productivity. While we added to HDP, we exited another underperformer, Fireye (FEYE), as the cybersecurity market seems to be shifting to “best of suite” and away from Fireye's model, “best of breed.” The Fund also weathered the restructuring of the 3D printing industry, including Stratasys (SSYS), and suffered the backlash against pricing in the biotech industry, including uniQure (QURE). Finally, Ambarella Inc. (AMBA), a leading developer of low-power, high definition (HD) and Ultra HD video compression and image processing solutions, also detracted from the performance of the ARK Innovation ETF.

Average Annual Total Returns as of 8/31/16

	1 Year	Since Inception*
ARK Innovation ETF (ARKK)
Net Asset Value	4.98%	2.85%
Market Price	4.90%	2.92%
S&P 500 Index	12.55%	7.03%
MSCI World Index	6.68%	3.02%

Growth of an Assumed $10,000 Investment Since Inception* Through 8/31/16 (At Net Asset Value)

*	ARKK commenced operations on 10/31/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKK is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares. Returns for less than one year are not annualized.

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Web x.0 ETF (ARKW)

The ARK Web x.0 ETF is an actively managed exchange traded fund that invests in securities of companies that are relevant to the Fund’s investment theme of Web x.0, or the next generation internet.

During the fiscal year ended August, 2016, the ARK Web x.0 ETF outperformed the S&P 500 Index and the MSCI World Index. Among the elements supporting the performance were artificial intelligence, online commerce, the cloud, and blockchain. Two takeovers gave the fund another significant boost. Among the elements detracting from the performance of the Fund were big data, cybersecurity, and social networking.

The top contributor to the performance of the ARK Web x.0 ETF was NVIDIA (NVDA), the key semiconductor and software platform supporting machine learning and deep learning, augmented and virtual reality, autonomous vehicles, and genomic research. Amazon.com Inc (AMZN), now capturing roughly half of online sales growth, and taking share from enterprise software via Amazon Web Services, also contributed, as did the Bitcoin Investment Trust (GBTC) when the price of bitcoin more than doubled. Microsoft (MSFT) made a takeover bid for LinkedIn (LNKD) as did Softbank (SFTBY) for ARM Holdings PLC (ARMH), both adding to the relative performance of the Fund.

The biggest detractor to the performance of the Web x.0 ETF was Hortonworks Inc. (HDP), a big data streaming analytics platform that facilitates machine learning applications. Hortonworks surprised investors with a management change amid growing pains as its sales force could not keep pace with the demand for its products, hurting productivity. While we added to HDP, we exited another underperformer, Fireye (FEYE), as the cybersecurity market seems to be shifting to “best of suite” and away from Fireye's model, “best of breed.” Twitter (TWTR) also weighed on performance despite renewed product innovation under Founder and returning CEO, Jack Dorsey, as well as new streaming deals with Bloomberg, NFL, MLB, and NHL which should accrue to its benefit. Ambarella Inc. (AMBA), a leading developer of low-power, high definition (HD) and Ultra HD video compression and image processing solutions, also detracted from the performance of the ARK Web x.0 ETF. Finally, Akamai Technolgies Inc. (AKAM), a content delivery network and cloud service provider, detracted from the performance of the ARK Web x.0 ETF.

Average Annual Total Returns as of 8/31/16

	1 Year	Since Inception*
ARK Web x.0 ETF (ARKW)
Net Asset Value	13.43%	12.27%
Market Price	13.83%	12.21%
S&P 500 Index	12.55%	7.25%
MSCI World Index	6.68%	2.52%

Growth of an Assumed $10,000 Investment Since Inception* Through 8/31/16 (At Net Asset Value)

*	ARKW commenced operations on 9/30/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKW is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares. Returns for less than one year are not annualized.

Management’s Discussion of Fund Performance (concluded)
(Unaudited)

Investment Results: The 3D Printing ETF (PRNT)

The 3D Printing ETF is an indexed exchange traded fund that seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Total 3D-Printing Index, which is designed to track the price movements of stocks of companies involved in the 3D printing industry.

The 3D Printing ETF is the market’s first and only ETF dedicated to the 3D printing ecosystem. General Electric’s (GE) announcement that it is acquiring both Arcam AB (ARCM.ST) and SLM Solutions Group AG (AM3D.DE) gave the fund a significant boost, and was consistent with ARK’s thesis that 3D printing market is poised for significant growth. As of August 31, 2016, The 3D Printing ETF has been operational for less than two months, and has not yet developed a meaningful performance record.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for PRNT is 0.66%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares. Returns for less than one year are not annualized.

Shareholder Expense Examples (Unaudited)

As a shareholder of an ARK ETF (each, a “Fund” and collectively, “Funds”) you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2016 through August 31, 2016).

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2016	Ending Account Value 8/31/2016	Annualized Expense Ratios for the Period	Expenses Paid During the Period(a)
ARK Genomic Revolution Multi-Sector ETF
Actual	$1,000.00	$1,108.90	0.85%	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	0.85%	$4.32
ARK Industrial Innovation ETF
Actual	$1,000.00	$1,274.30	0.84%	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	0.84%	$4.27
ARK Innovation ETF
Actual	$1,000.00	$1,219.70	0.84%	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	0.84%	$4.27
ARK Web x.0 ETF
Actual	$1,000.00	$1,278.50	0.84%	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	0.84%	$4.27
The 3D Printing ETF(b)
Actual	$1,000.00	$1,040.50	0.67%	$0.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	0.67%	$3.40
(a)	Expenses are equal to Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (the number of days in the period, then divided by 366.)
(b)	The Fund commenced operations July 18, 2016. Actual Expenses Paid During the Period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 44/366 (to reflect the actual days in the period). Hypothetical Expenses Paid During the Period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

Sector Diversification (as a percentage of total investments)
August 31, 2016

ARK Genomic Revolution
Multi-Sector ETF (ARKG)

■ Health Care	94.5%
■ Materials	4.1
■ Information Technology	1.3
■ Money Market Fund	0.1
100.0

ARK Industrial Innovation ETF (ARKQ)

■ Information Technology	53.5%
■ Industrials	21.8
■ Consumer Discretionary	17.8
■ Health Care	4.4
■ Materials	2.5
■ Money Market Fund	0.0	†
	100.0

ARK Innovation ETF (ARKK)

■ Information Technology	39.7%
■ Health Care	33.0
■ Consumer Discretionary	17.4
■ Financials	5.8
■ Industrials	4.1
■ Money Market Fund	0.0	†
	100.0

†	Less than 0.05%

ARK Web x.0 ETF (ARKW)

■ Information Technology	63.2%
■ Consumer Discretionary	19.8
■ Health Care	7.9
■ Financials	7.0
■ Telecommunication Services	2.0
■ Money Market Fund	0.1
100.0

The 3D Printing ETF (PRNT)

■ Information Technology	53.5%
■ Industrials	31.9
■ Health Care	10.6
■ Consumer Discretionary	2.5
■ Materials	1.2
■ Money Market Fund	0.3
100.0

The Schedule of Investments includes a list of each Fund’s investments segregated by industry.

Schedule of Investments
ARK Genomic Revolution Multi-Sector ETF

August 31, 2016

Investments	Shares	Value
COMMON STOCKS — 100.0%
Biotechnology — 56.9%
Agios Pharmaceuticals, Inc.*	3,503	$129,050
Alnylam Pharmaceuticals, Inc.*	5,553	387,877
Anavex Life Sciences Corp.*	2,077	6,356
Biogen, Inc.*	776	237,169
BioMarin Pharmaceutical, Inc.*	855	80,276
Bluebird Bio, Inc.*	4,929	243,197
Celgene Corp.*	719	76,746
Cepheid*	7,510	257,743
Evogene Ltd. (Israel)*	6,684	44,181
Five Prime Therapeutics, Inc.*	3,104	136,514
Foundation Medicine, Inc.*	31,588	648,186
Incyte Corp.*	1,513	122,704
Inovio Pharmaceuticals, Inc.*	21,990	201,648
Intellia Therapeutics, Inc.*	4,501	87,544
Invitae Corp.*	47,103	369,758
Ionis Pharmaceuticals, Inc.*	6,402	189,819
Juno Therapeutics, Inc.*	7,677	227,086
Kite Pharma, Inc.*	4,276	246,383
Natera, Inc.*	7,044	70,088
Organovo Holdings, Inc.*	19,510	75,309
Regeneron Pharmaceuticals, Inc.*	354	138,963
Seres Therapeutics, Inc.*	16,880	176,734
Total Biotechnology		4,153,331
Chemicals — 4.1%
Monsanto Co.	2,156	229,614
Novozymes A/S (Denmark)(a)	1,574	68,044
Total Chemicals		297,658
Health Care Equipment & Supplies — 7.0%
Cerus Corp.*	40,015	253,295
Veracyte, Inc.*	46,405	261,260
Total Health Care Equipment & Supplies		514,555

Investments	Shares	Value
Health Care Technology — 7.6%
athenahealth, Inc.*	3,707	$453,848
Medidata Solutions, Inc.*	1,849	100,031
Total Health Care Technology		553,879
Life Sciences Tools & Services — 21.1%
Compugen Ltd. (Israel)*	45,005	316,385
Illumina, Inc.*	4,255	716,287
Mettler-Toledo International, Inc.*	284	114,472
NanoString Technologies, Inc.*	14,985	242,158
Thermo Fisher Scientific, Inc.	982	149,450
Total Life Sciences Tools & Services		1,538,752
Pharmaceuticals — 2.0%
Bristol-Myers Squibb Co.	2,551	146,402
Semiconductors & Semiconductor Equipment — 1.3%
NVIDIA Corp.	1,626	99,739
Total Common Stocks (Cost $7,488,375)		7,304,316
MONEY MARKET FUND — 0.1%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 0.28%(b) (Cost $4,867)	4,867	4,867
Total Investments — 100.1% (Cost $7,493,242)		7,309,183
Liabilities in Excess of Other Assets — (0.1)%		(6,936)
Net Assets — 100.0%		$7,302,247

*	Non-income producing security
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of August 31, 2016.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Industrial Innovation ETF

August 31, 2016

Investments	Shares	Value
COMMON STOCKS — 100.0%
Aerospace & Defense — 5.4%
Aerovironment, Inc.*	18,066	$446,953
Elbit Systems Ltd. (Israel)	2,247	218,206
Orbital ATK, Inc.	2,623	197,853
Total Aerospace & Defense		863,012
Auto Components — 3.6%
Delphi Automotive PLC (United Kingdom)	8,099	572,275
Automobiles — 8.6%
Tesla Motors, Inc.*	5,074	1,075,739
Toyota Motor Corp. (Japan)(a)	1,377	166,108
Volkswagen AG (Germany)(a)	3,950	114,589
Total Automobiles		1,356,436
Biotechnology — 0.8%
Organovo Holdings, Inc.*	31,058	119,884
Chemicals — 2.5%
Albemarle Corp.	2,338	186,970
Monsanto Co.	1,956	208,314
Total Chemicals		395,284
Electrical Equipment — 3.1%
Allied Motion Technologies, Inc.	7,002	157,755
Rockwell Automation, Inc.	2,827	327,734
Total Electrical Equipment		485,489
Electronic Equipment, Instruments & Components — 3.4%
Trimble Navigation Ltd.*	19,916	545,698
Health Care Equipment & Supplies — 3.6%
Align Technology, Inc.*	3,964	368,255
Mazor Robotics Ltd. (Israel)*(a)	8,892	199,003
Total Health Care Equipment & Supplies		567,258
Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.*	771	593,022
Internet Software & Services — 8.7%
2U, Inc.*	16,765	592,475
Alphabet, Inc., Class C*	806	618,243
Cornerstone OnDemand, Inc.*	3,723	163,514
Total Internet Software & Services		1,374,232

Investments	Shares	Value
Machinery — 13.3%
ExOne Co. (The)*	39,416	$530,933
FANUC Corp. (Japan)(a)	18,746	532,293
Proto Labs, Inc.*	19,212	1,051,281
Total Machinery		2,114,507
Semiconductors & Semiconductor Equipment — 22.2%
Ambarella, Inc.*	5,433	391,393
First Solar, Inc.*	4,191	158,504
NVIDIA Corp.	16,893	1,036,217
NXP Semiconductors NV (Netherlands)*	6,255	550,565
QUALCOMM, Inc.	5,057	318,945
Teradyne, Inc.	30,781	648,248
Xilinx, Inc.	7,648	414,598
Total Semiconductors & Semiconductor Equipment		3,518,470
Software — 8.9%
Autodesk, Inc.*	5,810	391,594
Dassault Systemes (France)(a)	1,968	165,725
Materialise NV (Belgium)*(a)	73,643	454,746
Splunk, Inc.*	6,754	393,353
Total Software		1,405,418
Technology Hardware, Storage & Peripherals — 10.3%
3D Systems Corp.*	23,079	334,646
Stratasys Ltd.*	60,933	1,300,310
Total Technology Hardware, Storage & Peripherals		1,634,956
Textiles, Apparel & Luxury Goods — 1.9%
NIKE, Inc., Class B	5,302	305,607
Total Common Stocks (Cost $14,262,762)		15,851,548
MONEY MARKET FUND — 0.0%†
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 0.28%(b) (Cost $3,709)	3,709	3,709
Total Investments — 100.0% (Cost $14,266,471)		15,855,257
Liabilities in Excess of Other Assets — (0.0)%†		(2,351)
Net Assets — 100.0%		15,852,906

*	Non-income producing security
†	Less than 0.05%
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of August 31, 2016.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Innovation ETF

August 31, 2016

Investments	Shares	Value
COMMON STOCKS — 98.0%
Auto Components — 1.1%
Delphi Automotive PLC (United Kingdom)	1,405	$99,277
Automobiles — 6.5%
Tesla Motors, Inc.*	2,853	604,865
Biotechnology — 14.6%
Alnylam Pharmaceuticals, Inc.*	3,102	216,675
Bluebird Bio, Inc.*	2,606	128,580
Cepheid*	2,575	88,374
Foundation Medicine, Inc.*	8,560	175,651
Invitae Corp.*	31,574	247,856
Juno Therapeutics, Inc.*	5,536	163,755
Kite Pharma, Inc.*	2,809	161,855
Seres Therapeutics, Inc.*	15,816	165,593
Total Biotechnology		1,348,339
Capital Markets — 1.0%
Charles Schwab Corp. (The)	3,004	94,506
Consumer Finance — 1.9%
LendingClub Corp.*	32,690	176,853
Health Care Equipment & Supplies — 2.5%
Cerus Corp.*	17,443	110,414
Veracyte, Inc.*	21,281	119,812
Total Health Care Equipment & Supplies		230,226
Health Care Technology — 7.1%
athenahealth, Inc.*	5,326	652,062
Internet & Direct Marketing Retail — 9.8%
Amazon.com, Inc.*	421	323,816
Ctrip.com International Ltd. (China)*(a)	2,044	96,784
Netflix, Inc.*	5,015	488,712
Total Internet & Direct Marketing Retail		909,312
Internet Software & Services — 13.7%
2U, Inc.*	3,943	139,345
Alibaba Group Holding Ltd. (China)*(a)	1,093	106,229
Alphabet, Inc., Class C*	371	284,575
Facebook, Inc., Class A*	2,216	279,482
Hortonworks, Inc.*	26,000	207,220
Tencent Holdings Ltd. (China)(a)	4,021	104,104
Twitter, Inc.*	7,719	148,282
Total Internet Software & Services		1,269,237
IT Services — 1.5%
Square, Inc., Class A*	11,650	142,013
Life Sciences Tools & Services — 9.0%
Compugen Ltd. (Israel)*	15,725	110,547
Illumina, Inc.*	3,739	629,423
NanoString Technologies, Inc.*	5,876	94,956
Total Life Sciences Tools & Services		834,926

Investments	Shares	Value
Machinery — 4.1%
ExOne Co. (The)*	13,432	$180,929
Proto Labs, Inc.*	3,650	199,728
Total Machinery		380,657
Semiconductors & Semiconductor Equipment — 6.6%
NVIDIA Corp.	4,138	253,825
NXP Semiconductors NV (Netherlands)*	2,225	195,844
Teradyne, Inc.	7,695	162,057
Total Semiconductors & Semiconductor Equipment		611,726
Software — 9.1%
Materialise NV (Belgium)*(a)	26,170	161,600
Nintendo Co. Ltd. (Japan)(a)	4,855	132,420
Red Hat, Inc.*	1,603	116,987
salesforce.com, Inc.*	2,038	161,858
Splunk, Inc.*	3,024	176,118
TubeMogul, Inc.*	9,850	89,438
Total Software		838,421
Technology Hardware, Storage & Peripherals — 8.8%
3D Systems Corp.*	7,787	112,912
Apple, Inc.	742	78,726
Stratasys Ltd.*	29,342	626,158
Total Technology Hardware, Storage & Peripherals		817,796
Thrifts & Mortgage Finance — 0.7%
LendingTree, Inc.*	694	67,318
Total Common Stocks (Cost $8,221,874)		9,077,534
UNIT TRUST — 2.1%
Financials — 2.1%
Bitcoin Investment Trust* (Cost $88,879)	2,391	196,062
MONEY MARKET FUND — 0.0%†
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 0.28%(b) (Cost $2,988)	2,988	2,988
Total Investments — 100.1% (Cost $8,313,741)		9,276,584
Liabilities in Excess of Other Assets — (0.1)%		(5,848)
Net Assets — 100.0%		$9,270,736

*	Non-income producing security
†	Less than 0.05%
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of August 31, 2016.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Web x.0 ETF

August 31, 2016

Investments	Shares	Value
COMMON STOCKS — 97.6%
Automobiles — 3.3%
Tesla Motors, Inc.*	2,301	$487,835
Capital Markets — 1.6%
Charles Schwab Corp. (The)	7,386	232,364
Consumer Finance — 2.0%
LendingClub Corp.*	53,622	290,095
Health Care Technology — 7.9%
athenahealth, Inc.*	7,681	940,385
Medidata Solutions, Inc.*	4,132	223,541
Total Health Care Technology		1,163,926
Internet & Direct Marketing Retail — 15.3%
Amazon.com, Inc.*	1,070	823,001
Ctrip.com International Ltd. (China)*(a)	10,414	493,103
Netflix, Inc.*	9,533	928,991
Total Internet & Direct Marketing Retail		2,245,095
Internet Software & Services — 30.9%
2U, Inc.*	22,584	798,119
Akamai Technologies, Inc.*	6,009	329,894
Alibaba Group Holding Ltd. (China)*(a)	4,682	455,044
Alphabet, Inc., Class C*	870	667,333
Box, Inc., Class A*	6,585	90,478
Facebook, Inc., Class A*	4,611	581,539
Hortonworks, Inc.*	65,579	522,665
MercadoLibre, Inc. (Argentina)	1,287	221,364
Tencent Holdings Ltd. (China)(a)	16,862	436,557
Twilio, Inc., Class A*	3,237	173,568
Twitter, Inc.*	13,030	250,306
Total Internet Software & Services		4,526,867
IT Services — 2.4%
Square, Inc., Class A*	29,055	354,180
Semiconductors & Semiconductor Equipment — 9.9%
Ambarella, Inc.*	2,533	182,477
Mellanox Technologies Ltd. (Israel)*	1,705	74,747
NVIDIA Corp.	10,629	651,983
NXP Semiconductors NV (Netherlands)*	4,941	434,907
QUALCOMM, Inc.	1,731	109,174
Total Semiconductors & Semiconductor Equipment		1,453,288

Investments	Shares	Value
Software — 18.5%
Adobe Systems, Inc.*	710	$72,640
HubSpot, Inc.*	6,262	349,044
Nintendo Co. Ltd. (Japan)(a)	11,289	307,907
PTC, Inc.*	1,743	74,374
Red Hat, Inc.*	4,471	326,294
salesforce.com, Inc.*	4,755	377,642
ServiceNow, Inc.*	5,521	401,211
Splunk, Inc.*	7,922	461,377
TubeMogul, Inc.*	38,045	345,449
Total Software		2,715,938
Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.	1,966	208,593
Textiles, Apparel & Luxury Goods — 1.1%
Under Armour, Inc., Class C*	4,599	163,954
Thrifts & Mortgage Finance — 1.2%
LendingTree, Inc.*	1,746	169,362
Wireless Telecommunication Services — 2.1%
Softbank Group Corp. (Japan)(a)	9,195	299,803
Total Common Stocks (Cost $11,641,659)		14,311,300
UNIT TRUST — 2.3%
Financials — 2.3%
Bitcoin Investment Trust* (Cost $130,324)	4,129	338,578
MONEY MARKET FUND — 0.1%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 0.28%(b) (Cost $10,502)	10,502	10,502
Total Investments — 100.0% (Cost $11,782,485)		14,660,380
Liabilities in Excess of Other Assets — (0.0)%†		(6,342)
Net Assets — 100.0%		$14,654,038

*	Non-income producing security
†	Less than 0.05%
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of August 31, 2016.

See accompanying Notes to Financial Statements.

Schedule of Investments
The 3D Printing ETF

August 31, 2016

Investments	Shares	Value
COMMON STOCKS — 99.6%
Biotechnology — 4.8%
Organovo Holdings, Inc.*	77,222	$298,077
Chemicals — 0.7%
Eastman Chemical Co.	142	9,640
Koninklijke DSM N.V. (Netherlands)	166	11,571
PolyOne Corp.	268	9,238
Praxair, Inc.	88	10,740
Toray Industries, Inc. (Japan)	370	3,563
Total Chemicals		44,752
Electrical Equipment — 1.2%
AMETEK, Inc.	1,576	76,830
Electronic Equipment, Instruments & Components — 8.6%
FARO Technologies, Inc.*	2,116	68,982
Hexagon AB, Class B (Sweden)	2,011	81,890
Renishaw PLC (United Kingdom)	4,984	171,602
Trimble Navigation Ltd.*	7,893	216,268
Total Electronic Equipment, Instruments & Components		538,742
Health Care Equipment & Supplies — 5.8%
Align Technology, Inc.*	910	84,539
K2M Group Holdings, Inc.*	17,463	278,011
Total Health Care Equipment & Supplies		362,550
Household Durables — 2.5%
Kinpo Electronics (Taiwan)	419,156	157,858
Machinery — 28.0%
Arcam AB (Sweden)*	12,666	267,801
Atlas Copco AB, Class A (Sweden)	370	10,494
ExOne Co. (The)*	27,955	376,554
Fenner PLC (United Kingdom)	4,624	10,171
Groupe Gorge (France)*	13,550	323,447
Proto Labs, Inc.*	2,578	141,068
Sandvik AB (Sweden)	976	10,597
SLM Solutions Group AG (Germany)*	10,935	331,892
voxeljet AG (Germany)*(a)	66,437	273,720
Total Machinery		1,745,744

Investments	Shares	Value
Metals & Mining — 0.5%
Alcoa, Inc.	920	$9,273
Allegheny Technologies, Inc.	645	11,004
Carpenter Technology Corp.	256	9,288
Total Metals & Mining		29,565
Professional Services — 2.7%
Bertrandt AG (Germany)	1,528	168,174
Semiconductors & Semiconductor Equipment — 3.0%
Ultra Clean Holdings, Inc.*	25,798	187,551
Software — 27.5%
ANSYS, Inc.*	2,194	208,628
Autodesk, Inc.*	3,448	232,395
Dassault Systemes (France)	2,572	216,662
Exa Corp.*	14,151	224,718
Mensch und Maschine Software SE (Germany)	12,519	178,254
Mentor Graphics Corp.	9,189	220,628
Microsoft Corp.	3,726	214,096
PTC, Inc.*	5,163	220,305
Total Software		1,715,686
Technology Hardware, Storage & Peripherals — 14.3%
3D Systems Corp.*	20,372	295,394
Eastman Kodak Co.*	586	9,077
HP Inc.	21,638	310,938
Stratasys Ltd.*	12,867	274,582
Total Technology Hardware, Storage & Peripherals		889,991
Total Common Stocks (Cost $6,084,734)		6,215,520
MONEY MARKET FUND — 0.3%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 0.28%(b) (Cost $21,287)	21,287	21,287
Total Investments — 99.9% (Cost $6,106,021)		6,236,807
Other Assets in Excess of Liabilities — 0.1%		5,694
Net Assets — 100.0%		$6,242,501

*	Non-income producing security
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of August 31, 2016.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

August 31, 2016

	ARK Genomic Revolution Multi-Sector ETF	ARK Industrial Innovation ETF	ARK Innovation ETF	ARK Web x.0 ETF	The 3D Printing ETF
ASSETS:
Investments at value (Note 2)	$7,309,183	$15,855,257	$9,276,584	$14,660,380	$6,236,807
Receivables:
Dividends and Interest	258	7,347	519	2,141	3,854
Capital shares sold	—	—	—	—	1,061,048
Investment securities sold	121,887	281,812	145,830	92,912	—
Reclaims	465	—	—	—	—
Total Assets	7,431,793	16,144,416	9,422,933	14,755,433	7,301,709
LIABILITIES:
Payables:
Investment securities purchased	124,711	281,388	146,207	92,069	1,056,526
Management fees (Note 3)	4,835	10,122	5,990	9,326	2,574
Other accrued expenses	—	—	—	—	108
Total Liabilities	129,546	291,510	152,197	101,395	1,059,208
NET ASSETS	$7,302,247	$15,852,906	$9,270,736	$14,654,038	$6,242,501
NET ASSETS CONSIST OF:
Paid-in capital	$8,718,184	$14,788,777	$9,087,274	$12,405,758	$6,111,000
Accumulated net investment income (loss)	(30,201)	(35,661)	(41,508)	(65,914)	758
Accumulated net realized loss on investments and foreign currency transactions	(1,201,677)	(488,996)	(737,873)	(563,701)	—
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	(184,059)	1,588,786	962,843	2,877,895	130,743
NET ASSETS	$7,302,247	$15,852,906	$9,270,736	$14,654,038	$6,242,501
Shares outstanding	405,000	750,000	450,000	600,000	300,001
Net asset value, per share	$18.03	$21.14	$20.60	$24.42	$20.81
Investment at cost	$7,493,242	$14,266,471	$8,313,741	$11,782,485	$6,106,021

See accompanying Notes to Financial Statements.

Statements of Operations

For the Year Ended August 31, 2016

	ARK Genomic Revolution Multi-Sector ETF	ARK Industrial Innovation ETF	ARK Innovation ETF	ARK Web x.0 ETF	The 3D Printing ETF(1)
INVESTMENT INCOME:
Dividend income	$18,027	$73,715	$11,203	$15,042	$4,649
Interest income	5	8	4	6	3
Foreign withholding tax	(1,140)	(5,400)	(496)	—	(679)
Total Income	16,892	68,323	10,711	15,048	3,973
EXPENSES:
Management fees (Note 3)	67,357	119,858	70,243	113,942	2,997
Other Expenses	—	—	—	—	108
Total Expenses	67,357	119,858	70,243	113,942	3,105
Net Investment Income (Loss)(2)	(50,465)	(51,535)	(59,532)	(98,894)	868
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	(957,587)	(353,436)	(632,717)	(291,724)	—
Foreign currency transactions	—	—	—	—	(110)
Net realized gain (loss)	(957,587)	(353,436)	(632,717)	(291,724)	(110)
Change in unrealized appreciation (depreciation) on:
Investments	(133,962)	2,582,436	1,172,869	2,093,005	130,786
Foreign currency translation	—	—	—	—	(43)
Change in unrealized appreciation (depreciation)	(133,962)	2,582,436	1,172,869	2,093,005	130,743
Net realized and unrealized gain (loss) on investments and foreign currency translation	(1,091,549)	2,229,000	540,152	1,801,281	130,633
Net Increase (Decrease) in Net Assets Resulting From Operations	$(1,142,014)	$2,177,465	$480,620	$1,702,387	$131,501
(1)	Represents the period July 18, 2016 (commencement of operations) to August 31, 2016.
(2)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	ARK Genomic Revolution Multi-Sector ETF		ARK Industrial Innovation ETF
	Year Ended August 31, 2016	October 31, 2014* to August 31, 2015	Year Ended August 31, 2016	September 30, 2014* to August 31, 2015
OPERATIONS:
Net investment income (loss)(1)	$(50,465)	$(27,325)	$(51,535)	$(38,281)
Net realized gain (loss) on investments and foreign currency transactions	(957,587)	(244,090)	(353,436)	46,171
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(133,962)	(50,097)	2,582,436	(993,650)
Net increase (decrease) in net assets resulting from operations	(1,142,014)	(321,512)	2,177,465	(985,760)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains	—	—	(131,180)	—
Total distributions to shareholders	—	—	(131,180)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	8,665,773	977,801	13,814,580
Net increase in net assets resulting from shareholder transactions	—	8,665,773	977,801	13,814,580
Increase (Decrease) in net assets	(1,142,014)	8,344,261	3,024,086	12,828,820
NET ASSETS:
Beginning of period	8,444,261	100,000	12,828,820	—
End of period	$7,302,247	$8,444,261	$15,852,906	$12,828,820
Accumulated net investment income (loss) included in net assets at end of period	$(30,201)	$(24,163)	$(35,661)	$444
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	405,000	5,000	700,000	—
Shares sold	—	400,000	50,000	700,000
Shares outstanding, end of period	405,000	405,000	750,000	700,000
*	Commencement of operations.
(1)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	ARK Innovation ETF		ARK Web x.0 ETF		The 3D Printing ETF
	Year Ended August 31, 2016	October 31, 2014* to August 31, 2015	Year Ended August 31, 2016	September 30, 2014* to August 31, 2015	July 18, 2016* to August 31, 2016
OPERATIONS:
Net investment income (loss)(1)	$(59,532)	$(36,398)	$(98,894)	$(58,762)	$868
Net realized gain (loss) on investments and foreign currency transactions	(632,717)	135,014	(291,724)	137,795	(110)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,172,869	(210,026)	2,093,005	784,890	130,743
Net increase (decrease) in net assets resulting from operations	480,620	(111,410)	1,702,387	863,923	131,501
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains	(186,040)	—	(318,120)	—	—
Total distributions to shareholders	(186,040)	—	(318,120)	—	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,955,672	7,131,894	1,159,138	11,246,710	6,111,000
Net increase in net assets resulting from shareholder transactions	1,955,672	7,131,894	1,159,138	11,246,710	6,111,000
Increase (Decrease) in net assets	2,250,252	7,020,484	2,543,405	12,110,633	6,242,501
NET ASSETS:
Beginning of period	7,020,484	—	12,110,633	—	—
End of period	$9,270,736	$7,020,484	$14,654,038	$12,110,633	$6,242,501
Accumulated net investment income (loss) included in net assets at end of period	$(41,508)	$264	$(65,914)	$725	$758
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	350,000	—	550,000	—	—
Shares sold	100,000	350,000	50,000	550,000	300,001
Shares outstanding, end of period	450,000	350,000	600,000	550,000	300,001
*	Commencement of operations.
(1)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Financial Highlights
ARK Genomic Revolution Multi-Sector ETF

For a share outstanding throughout each period presented.

	Year Ended August 31, 2016	For the Period October 31, 2014(1) Through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$20.85	$20.00
Net investment loss(2)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	(2.70)	0.94
Total gain (loss) from investment operations	(2.82)	0.85
Net asset value, end of period	$18.03	$20.85
Market value, end of period	$18.01	$21.13
Total Return at Net Asset Value(3)	(13.52)%	4.25%
Total Return at Market Value(3)	(14.77)%	5.65%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$7,302	$8,444
Ratio to average net assets of:
Expenses	0.90%	0.95	%(4)
Net investment loss(5)	(0.67)%	(0.47	)%(4)
Portfolio turnover rate(6)	77%	65%
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized.
(4)	Annualized.
(5)	Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds’ capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Industrial Innovation ETF

For a share outstanding throughout each period presented.

	Year Ended August 31, 2016	For the Period September 30, 2014(1) Through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$18.33	$20.00
Net investment loss(2)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	3.07	(1.60)
Total gain (loss) from investment operations	3.00	(1.67)
Distribution to shareholders:
Realized gains	(0.19)	—
Net asset value, end of period	$21.14	$18.33
Market value, end of period	$21.14	$18.43
Total Return at Net Asset Value(3)	16.43%	(8.35)%
Total Return at Market Value(3)	15.84%	(7.85)%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$15,853	$12,829
Ratio to average net assets of:
Expenses	0.89%	0.95	%(4)
Net investment loss(5)	(0.38)%	(0.40	)%(4)
Portfolio turnover rate(6)	67%	86%
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized.
(4)	Annualized.
(5)	Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds’ capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Innovation ETF

For a share outstanding throughout each period presented.

	Year Ended August 31, 2016	For the Period October 31, 2014(1) Through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$20.06	$20.00
Net investment loss(2)	(0.15)	(0.12)
Net realized and unrealized gain on investments	1.16	0.18
Total gain from investment operations	1.01	0.06
Distribution to shareholders:
Realized gains	(0.47)	—
Net asset value, end of period	$20.60	$20.06
Market value, end of period	$20.61	$20.10
Total Return at Net Asset Value(3)	4.98%	0.30%
Total Return at Market Value(3)	4.90%	0.50%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$9,271	$7,020
Ratio to average net assets of:
Expenses	0.89%	0.95	%(4)
Net investment loss(5)	(0.76)%	(0.69	)%(4)
Portfolio turnover rate(6)	110%	108%
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized.
(4)	Annualized.
(5)	Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds’ capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Web x.0 ETF

For a share outstanding throughout each period presented.

	Year Ended August 31, 2016	For the Period September 30, 2014(1) Through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$22.02	$20.00
Net investment loss(2)	(0.17)	(0.13)
Net realized and unrealized gain on investments	3.10	2.15
Total gain from investment operations	2.93	2.02
Distribution to shareholders:
Realized gains	(0.53)	—
Net asset value, end of period	$24.42	$22.02
Market value, end of period	$24.38	$21.92
Total Return at Net Asset Value(3)	13.43%	10.10%
Total Return at Market Value(3)	13.83%	9.60%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$14,654	$12,111
Ratio to average net assets of:
Expenses	0.89%	0.95	%(4)
Net investment loss(5)	(0.78)%	(0.65	)%(4)
Portfolio turnover rate(6)	86%	103%
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized.
(4)	Annualized.
(5)	Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds’ capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (concluded)
The 3D Printing ETF

For a share outstanding throughout each period presented.

	For the Period July 18, 2016(1) Through August 31, 2016
Per Share Data:
Net asset value, beginning of period	$20.00
Net investment income(2)	0.00	(3)
Net realized and unrealized gain on investments	0.81
Total gain from investment operations	0.81
Net asset value, end of period	$20.81
Market value, end of period	$20.90
Total Return at Net Asset Value(4)	4.05%
Total Return at Market Value(4)	4.50%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$6,243
Ratio to average net assets of:
Expenses	0.67	%(5)
Net investment income	0.19	%(5)
Portfolio turnover rate(6)	—%
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Amount represents less than $0.005.
(4)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized.
(5)	Annualized.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds’ capital shares.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
August 31, 2016

1. Organization

ARK ETF Trust (“Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on June 7, 2013. As of August 31, 2016, the Trust consisted of five (5) investment portfolios: ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF, ARK Web x.0 ETF and The 3D Printing ETF (each, a “Fund” and collectively, “Funds”). Each Fund is classified as a non-diversified management investment company under the 1940 Act.

The investment objective of ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF and ARK Web x.0 ETF is long-term growth of capital. The 3D Printing ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Total 3D-Printing Index. There can be no assurance that the Funds will achieve their respective investment objectives.

The 3D Printing ETF commenced operations on July 18, 2016.

2. Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The Trust is an investment company and follows the investment company accounting standards and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”)Topic 946, “Financial Services — Investment Companies”. The following summarizes the significant accounting policies of the Funds:

Investment Valuation

The values of each Fund’s securities are based on such securities’ closing prices on the principal market on which the securities are traded. Such valuations would typically be categorized as Level 1 in the fair value hierarchy described below. If a security’s market price is not readily available or does not otherwise accurately reflect the market value of such security, the security will be fair valued by ARK Investment Management LLC (“Adviser”) in accordance with the Trust’s valuation policies and procedures that were approved by the Board of Trustees of the Trust (“Board”). Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security could be materially different than the value that could be realized upon the sale of such security.

Fair Value Measurement

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and (ii) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)
August 31, 2016

The following is a summary of the valuations as of August 31, 2016, for each Fund based upon the three levels defined above:

ARK Genomic Revolution Multi-Sector ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$7,304,316	$—	$—	$7,304,316
Money Market Fund	4,867	—	—	4,867
Total	$7,309,183	$—	$—	$7,309,183

ARK Industrial Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$15,851,548	$—	$—	$15,851,548
Money Market Fund	3,709	—	—	3,709
Total	$15,855,257	$—	$—	$15,855,257

ARK Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$9,077,534	$—	$—	$9,077,534
Unit Trust*	196,062	—	—	196,062
Money Market Fund	2,988	—	—	2,988
Total	$9,276,584	$—	$—	$9,276,584

ARK Web x.0 ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$14,311,300	$—	$—	$14,311,300
Unit Trust*	338,578	—	—	338,578
Money Market Fund	10,502	—	—	10,502
Total	$14,660,380	$—	$—	$14,660,380

The 3D Printing ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$6,215,520	$—	$—	$6,215,520
Money Market Fund	21,287	—	—	21,287
Total	$6,236,807	$—	$—	$6,236,807
*	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no Level 2 or 3 investments held in a Fund as of August 31, 2016.

The Funds’ policy is to recognize transfers between levels at the beginning of the period. There were no transfers between levels for the period ended August 31, 2016.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends that may be recorded as soon as such information becomes available. Interest income and expenses are recognized on the accrual basis.

Dividend Distributions

Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Each Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends.

Notes to Financial Statements (continued)
August 31, 2016

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in each Fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Management and Other Agreements

Management

Effective June 1, 2016, the ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF and ARK Web x.0 ETF pays the Adviser a fee calculated daily and payable monthly at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.75% (“Management Fee”) in return for providing investment management and supervisory services under a comprehensive structure. Prior to June 1, 2016, the ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF and ARK Web x.0 ETF paid an annualized rate of 0.95%. The 3D Printing ETF pays the Adviser a fee calculated daily and payable monthly at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.65%. Subject to the supervision of the Board, the Adviser provides investment management services to each Fund and provides, or causes to be furnished, all supervisory and other services reasonably necessary for the operation of each Fund and also bears the costs of various third-party services required by the Funds, including administration, certain custody, audit, legal, transfer agency, and printing costs. In addition to the Management Fee, each Fund bears other fees and expenses, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

Administrator, Custodian, Transfer Agent and Accounting Agent

The Bank of New York Mellon is the administrator for the Funds, the custodian of the Funds’ assets and provides transfer agency, fund accounting and various administrative services to the Funds (in each capacity, “Administrator,” “Custodian,” “Transfer Agent” or “Accounting Agent”). The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Distribution

Foreside Fund Services, LLC serves as the Funds’ distributor (“Distributor”). The Trust has adopted a distribution and service plan (“Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. To date, the Rule 12b-1 Plan has not been implemented for the Funds and there is no current intention to implement the Rule 12b-1 Plan.

Other Service Providers

Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Financial Officer to the Trust. Neither the Distributor, FFOS nor any of their officers or employees who serve as an officer of the Trust, has any role in determining the investment policies of, or which securities are to be purchased or sold by, the Trust or its Funds.

Board of Trustees

During the fiscal year ended August 31, 2016, each Independent Trustee was paid quarterly in arrears a $20,000 annual fee for services provided as a Trustee of the Trust, plus out-of-pocket expenses related to attendance at Board and Committee meetings. An Independent Trustee who served as the Chair of the Board or the Chair of the Audit Committee also received an additional annual fee of $5,000 for such service. During the fiscal year ended August 31, 2016, no officer, director or employee of the Adviser received any compensation from the Trust.

Notes to Financial Statements (continued)
August 31, 2016

4. Creation and Redemption Transactions

As of August 31, 2016, there were an unlimited number of shares of beneficial interest without par value authorized by the Trust. Individual shares of a Fund may only be purchased and sold at market prices on a national securities exchange through a broker-dealer. Such transactions may be subject to customary commission rates imposed by the broker-dealer, and market prices for a Fund’s shares may be at, above or below its net asset value (“NAV”) depending on the premium or discount at which the Fund’s shares trade.

Each Fund issues and redeems shares at its NAV only in a large specified number of shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” who have entered into contractual arrangements with the Distributor. A Creation Unit consists of 50,000 shares. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for a purchase of Creation Units generally consists of the in-kind deposit of specified securities and an amount of cash or, as permitted or required by a Fund, of cash. A fixed transaction fee is imposed on each creation and redemption transaction. In addition, a variable charge for certain creation and redemption transactions will be imposed.

5. Investment Transactions

The cost of purchases and the proceeds from sales of investment securities (excluding in-kind subscriptions and redemptions and short-term investments) for the period ended August 31, 2016 were as follows:

Fund	Purchases	Sales
ARK Genomic Revolution Multi-Sector ETF	$5,793,197	$5,832,196
ARK Industrial Innovation ETF	9,096,877	9,268,585
ARK Innovation ETF	8,719,244	8,951,606
ARK Web x.0 ETF	11,007,647	11,420,560
The 3D Printing ETF	165,539	—

For the period ended August 31, 2016, the cost of in-kind subscriptions and the proceeds from in-kind redemptions were as follows:

	In-Kind
Fund	Subscriptions	Redemptions
ARK Industrial Innovation ETF	$977,273	$—
ARK Innovation ETF	1,952,953	—
ARK Web x.0 ETF	1,157,439	—
The 3D Printing ETF	5,919,195	—

6. Federal Income Tax

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, a Fund will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2015 and 2016), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of August 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (continued)
August 31, 2016

At August 31, 2016, the approximate cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ARK Genomic Revolution Multi-Sector ETF	$7,684,701	$338,634	$(714,152)	$(375,518)
ARK Industrial Innovation ETF	14,685,134	2,285,118	(1,114,995)	1,170,123
ARK Innovation ETF	8,741,411	1,012,892	(477,719)	535,173
ARK Web x.0 ETF	11,871,608	3,231,897	(443,125)	2,788,772
The 3D Printing ETF	6,106,021	233,593	(102,807)	130,786

The differences between book-basis and tax-basis components of net assets are primarily attributable to tax deferral of losses on wash sales and undistributed short-term capital gains treated as ordinary income for tax purposes.

At August 31, 2016, the components of distributable earnings/loss on a tax basis were as follows:

Fund	Undistributed Income	Accumulated Capital Gains/(Losses)	Timing Difference	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
ARK Genomic Revolution Multi-Sector ETF	$—	$(257,878)	$(782,541)	$(375,518)	$(1,415,937)
ARK Industrial Innovation ETF	—	—	(105,994)	1,170,123	1,064,129
ARK Innovation ETF	—	—	(351,711)	535,173	183,462
ARK Web x.0 ETF	—	—	(540,492)	2,788,772	2,248,280
The 3D Printing ETF	758	—	—	130,743	131,501

At August 31, 2016, the effect of permanent book/tax reclassifications resulted in increase/(decrease) to the components of net assets as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains/(Losses)	Paid-in Capital
ARK Genomic Revolution Multi-Sector ETF	$44,427	$—	$(44,427)
ARK Industrial Innovation ETF	15,430	(11,826)	(3,604)
ARK Innovation ETF	17,760	(17,468)	(292)
ARK Web x.0 ETF	32,255	(32,165)	(90)
The 3D Printing ETF	(110)	110	—

The tax character of distributions paid during the period ended August 31, 2016 was as follows:

	Period Ended August 31, 2016
	Ordinary Income*	Long-Term Capital Gain
ARK Industrial Innovation ETF	$131,180	$—
ARK Innovation ETF	186,040	—
ARK Web x.0 ETF	253,740	64,380

There were no distributions paid during the period ended August 31, 2015.

*  For tax purposes short-term capital gain distributions are considered ordinary income distributions.

Notes to Financial Statements (concluded)
August 31, 2016

Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) may be deferred and treated as occurring on the first business day of the following fiscal year. For the period ended August 31, 2016, the Funds incurred and elected to defer to September 1, 2016 Post-October Losses and ordinary income losses as follows:

Fund	Late-Year Ordinary Deferral	Capital Post-October Loss
ARK Genomic Revolution Multi-Sector ETF	$30,201	$752,340
ARK Industrial Innovation ETF	35,661	70,333
ARK Innovation ETF	41,508	310,203
ARK Web x.0 ETF	65,914	474,578

At August 31, 2016, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
ARK Genomic Revolution Multi-Sector ETF	$257,878	$—	$257,878

7. Indemnification Obligations

The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8. Investment Concentration

Concentration Risk: The ARK Genomic Revolution Multi-Sector ETF will be concentrated in issuers having their principal business activities in any industry or group of industries in the health care sector, including issuers having their principal business activities in the biotechnology industry. The ARK Industrial Innovation ETF will be concentrated in issuers having their principal business activities in groups of industries in the industrials and information technology sectors, although it will not concentrate in any specific industry. The ARK Web x.0 ETF will be concentrated in issuers having their principal business activities in the Internet information provider and catalog and mail order house industry. The 3D Printing ETF may invest 25% or more of the value of its net assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The ARK Innovation ETF will not be concentrated in any industry.

As of August 31, 2016, the ARK Genomic Revolution Multi-Sector ETF had more than 25% of its assets invested in the biotechnology industry, the ARK Web x.0 ETF had more than 25% of its assets invested in the Internet software & services industry, and The 3D Printing ETF had more than 25% of its assets invested in the machinery and the software industries. To the extent a Fund’s holdings are concentrated in a particular industry or group of industries, adverse market conditions affecting those industries may have a more significant impact on the Fund than they would on a Fund investing in a broader range of securities and the value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

The Funds’ prospectuses contain additional information regarding the risks associated with an investment in a Fund.

9. Subsequent Events

Subsequent events occurring after the date of this Report have been evaluated for potential impact to this Report through the date the Report was issued, and it has been determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
ARK ETF Trust

We have audited the accompanying statements of assets and liabilities of the ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF, ARK Web x.0 ETF, and The 3D Printing ETF (the “Funds”), each a series of ARK ETF Trust, including the schedules of investments, as of August 31, 2016, and with respect to the ARK Industrial Innovation ETF and ARK Web x.0 ETF, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and the period September 30, 2014 (commencement of operations) through August 31, 2015, with respect to the ARK Genomic Revolution Multi-Sector ETF and ARK Innovation ETF, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and the period October 31, 2014 (commencement of operations) through August 31, 2015, and with respect to The 3D Printing ETF, the related statement of operations, the statement of changes in net assets and financial highlights for the period July 18, 2016 (commencement of operations) through August 31, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF, ARK Web x.0 ETF, and The 3D Printing ETF as of August 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 19, 2016

Supplemental Information (Unaudited)

Quarterly Portfolio Schedule. The ARK ETF Trust files with the Securities and Exchange Commission on Form N-Q the complete schedule of portfolio holdings for each ARK ETF for the first and third quarters of each fiscal year. The ARK ETF Trust’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The ARK ETF Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-212-426-7040. In addition, each ARK ETF’s current portfolio holdings are updated daily and are available on our website, www.ark-funds.com.

Proxy Voting Policies and Procedures. A description of ARK Investment Management LLC’s proxy voting policies and procedures, which are applicable to the ARK ETFs, is available without charge, upon request, by calling 1-212-426-7040 collect or visiting our website at www.ark-funds.com or the Securities and Exchange Commission’s website at www.sec.gov.

Proxy Voting Record. The ARK ETFs file with the Securities and Exchange Commission their proxy voting records on Form N-PX for each 12 month period ending June 30. Form N-PX must be filed each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-212-426-7040 collect or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Premium/Discount Information. Information about the difference between daily market prices on the secondary market for shares of each ARK ETF and the ARK ETF’s net asset value can be found on our website, www.ark-funds.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors. Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its period ended August 31, 2016.

	Qualified Dividend Income*	Dividends Received Deduction*
ARK Genomic Revolution Multi-Sector ETF	0%	0%
ARK Industrial Innovation ETF	35%	22%
ARK Innovation ETF	15%	12%
ARK Web x.0 ETF	19%	17%
The 3D Printing ETF	0%	0%
*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Board Approval of Management Agreements (Unaudited)

Annual Review and Approval of Trust Contracts

Under section 15(c) of the Investment Company Act of 1940 (“1940 Act”), the ARK ETF Trust’s (“Trust”) Board of Trustees (“Trustees” or “Board”), including the majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustees”), is required annually to consider and approve the continuation of (i) the Supervision Agreement between the Trust and ARK Investment Management, LLC (“ARK”) on behalf of each series of the Trust (each, a “Fund” and, collectively, “Funds”); and (ii) the Investment Advisory Agreement between the Trust and ARK (collectively, “Management Agreements”) on behalf of each Fund. In advance of the quarterly Board meeting held on May 26, 2016 (“Meeting”), counsel to the Independent Trustees (“Independent Trustee Counsel”), sent a letter to ARK (“Request Letter”), on the behalf of the Independent Trustees, requesting ARK to furnish the Independent Trustees with such information, as set forth in the Request Letter, as may reasonably be necessary to evaluate and approve the continuation of the Management Agreements. In response to the Request Letter, ARK provided a full and detailed response (including exhibits) to the Request Letter in the form of a memorandum to the Trustees (“Response”). In addition, ARK provided the Independent Trustees with supplemental and detailed written responses to a further request by Independent Trustee Counsel for additional information in connection with the consideration and approval by the Trustees of the continuation of the Management Agreements (“Supplemental Response Memo”).

Prior to the Meeting, the Independent Trustees had an opportunity to review the detailed information in the Response to the Request Letter, the Supplemental Response Memo, and to meet with Independent Trustee Counsel to discuss ARK’s Response to the Request Letter and the Supplemental Response Memo. Independent Trustee Counsel also prepared a memorandum to the Independent Trustees outlining the Independent Trustees’ various duties and responsibilities in connection with their annual review and consideration of the Trust’s Management Agreements. Additionally, the Independent Trustees met in Executive Session with ARK’s senior management regarding, among other things, the Response to the Request Letter and the Supplemental Response Memo and discussed with ARK’s senior management salient information contained in the Response and the Supplemental Response Memo.

After the presentation of relevant information by ARK’s senior management and extensive discussions at the Meeting, and following an additional Executive Session of the Independent Trustees with Independent Trustee Counsel, the Trustees, including the Independent Trustees voting separately, unanimously approved the continuance of the Management Agreements on behalf of the Funds. The Trustees’ approval of the continuance of the Management Agreements was based on, among other things, a review of qualitative and quantitative information provided by ARK, including the Response to the Request Letter and the Supplemental Response Memo. The Independent Trustees noted that the information provided by ARK, in answer to the Request Letter and their further request for information, was sufficiently responsive to their requests for information to permit the Board to evaluate and approve the continuation of the Management Agreements. The Board also considered other information, provided to the Board during the year, as part of its robust evaluation process. The determination made by all of the Trustees to approve the continuation of the Management Agreements was made on the basis of each Trustee’s business judgment after considering all of the information presented to them. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the contract review process. In approving the continuation of the Management Agreements for each Fund, the following factors were considered by the Trustees, and no one factor was determinative:

(a) The nature, extent and quality of the services provided by ARK to the Funds under the Management Agreements: Based on ARK’s senior management’s representations, the Trustees considered at the Meeting the nature, extent and quality of the services that ARK provides and will continue to provide under the Management Agreements, including: (i) the qualifications of the portfolio manager, analysts and other key personnel of ARK who provide and will continue to provide the supervisory and advisory services to the Trust; and (ii) the terms of the Management Agreements. With respect to the terms of the Management Agreements, ARK’s senior management discussed the duties and responsibilities of ARK to, among other things: (i) provide or cause to be furnished all supervisory and other services reasonably necessary for the operation of the Trust, including investment advisory services, administrative services, distribution services, transfer agency services, custodial services, audit services, legal services, and printing costs; (ii) manage the investment operations of the Funds and the composition of each Fund’s assets, including the purchase, retention and disposition of securities held by the Funds; (iii) prepare and provide quarterly and other reports to the Trustees concerning ARK’s provision of services to the Funds; (iv) vote proxies, exercise consents, and exercise all other rights pertaining to securities and assets held by each Fund; (v) select broker-dealers to execute portfolio transactions for each Fund, as appropriate; (vi) assist in the preparation and filing of reports and proxy statements (if any) to the shareholders of each Fund and assist in the periodic updating of the registration statement, prospectus, statement of additional information, and other reports and documents for the Funds required to be filed by the Trust with the U.S. Securities and Exchange Commission (“SEC”) and other governmental bodies; (vii) monitor anticipated purchases and redemptions of Fund shares (including creation units) by shareholders and new investors; and (viii) provide information and assistance as reasonably requested by the other service providers of the Trust. The Trustees also considered the organizational structure of ARK, the quality of ARK’s investment, administrative, operations, and legal personnel and ARK’s management of the operations of the Funds.

Board Approval of Management Agreements (Unaudited) (continued)

Based on these and other factors, the Trustees concluded that the nature, extent and quality of the supervisory and investment advisory services that would continue to be provided to the Funds by ARK were necessary and appropriate for the conduct of the business and investment activities of the Funds and supported the decision of the Board members to approve the continuation of the Management Agreements with respect to each Fund.

(b) The investment performance of the Trust relative to comparable funds managed by ARK and other investment advisers: In advance of the Meeting and in the Response to the Request Letter, ARK’s senior management provided the Trustees with information concerning the performance of each of the Funds and comparable funds or accounts (if any) managed by ARK and comparable funds (including registered investment companies and ETFs) or accounts managed by other investment advisers measured against the performance of appropriate, recognized market indices. The Trustees considered such information and requested additional information concerning the performance of the Funds, which information was provided to the Trustees in the Supplemental Response Memo. In addition, the Trustees asked ARK’s senior management additional questions regarding the performance of the Funds, which were answered to their satisfaction.

(c) A comparison of the current and proposed annual Management Fee and the proposed annual Advisory Fee of the Funds with those of other proprietary, private or other pooled funds managed by ARK with comparable investment strategies: In considering this factor, the Board noted that ARK does not currently manage any proprietary, private or pooled funds and, accordingly, no comparison of the Funds’ fees to those of other proprietary, private or pooled funds managed by ARK with comparable investment strategies could be made.

(d) A comparison of the proposed voluntarily reduced annual Management Fees (under the Supervision Agreement) and the proposed voluntarily reduced annual Advisory Fees (under the Investment Advisory Agreement) for the Funds with the fees of comparable funds and other accounts managed by other advisers: In considering this factor, the Trustees evaluated the proposed voluntary reduction by ARK in the annual Management Fees under the Supervision Agreement and the Advisory Fees under the Investment Advisory Agreement. Specifically, ARK recommended to the Trustees that ARK would voluntarily reduce (i) its annual Management Fees for the Funds under the Supervision Agreement from 0.95% to 0.75% of the average daily net assets of each Fund; and (ii) its annual Advisory Fees under the Investment Advisory Agreement from 0.60% to 0.55% of the average daily net assets of each Fund. During the Meeting, ARK’s senior management discussed the proposal to voluntarily reduce its Management Fees and Advisory Fees for all of the Funds and the favorable impact the fee reductions would have on the performance of the Funds.

In the Board’s review of this factor, ARK provided the Trustees with specific comparative fee information in its Response. For instance, ARK reviewed with the Trustees the management, supervisory and other similar fees (and related expense ratios) and investment advisory fees for both (i) similar actively managed equity funds that ARK determined were the most comparable to the Funds; and (ii) passively managed thematic equity ETFs that ARK determined were the most comparable to the Funds.

The Trustees took into consideration ARK’s view that the unitary structure of the Management Fees (which includes, among other things, the Advisory Fees) of the Funds would continue to be easy to understand by investors and would provide a level of predictability with respect to the total expense ratios for the Funds. ARK’s senior management confirmed to the Trustees that (i) the nature, level and quality of services under the Supervision Agreement and the Investment Advisory Agreement would not change as a result of the proposed fee reductions; (ii) ARK would still bear most of the ordinary fees and expenses of each Fund despite the reduction in the Management Fees and Advisory Fees, including the cost of various third-party services required by each Fund (e.g., investment advisory, administration, fund accounting, transfer agency, custody, audit, legal, and printing costs); and (iii) each Fund would continue to bear certain other expenses not covered under the Supervision Agreement.

Based on these considerations and the fee comparisons provided to the Board, the Board members concluded that ARK’s proposed voluntary Management Fee and Advisory Fee rate reductions for the Funds and anticipated total expense ratio for each Fund were acceptable as compared to peer funds.

(e) The extent to which economies of scale may be realized as the Funds’ assets increase and whether fee levels would reflect economies of scale: In considering economies of scale with respect to the Funds, ARK’s senior management (i) reviewed with the Trustees the structure of the current Management Fees and Advisory Fees, (ii) the proposed voluntary reduction in the Management Fees and Advisory Fees, and (iii) noted that the unitary fee structure effectively acts as a cap on the fees and expenses (excluding certain specific investment-related and extraordinary fees and expenses) that will be paid by the Funds. The Trustees considered ARK’s assertion that any possible realization of economies of scale as the Funds increase their assets under management should help to offset the significant fees and expenses that ARK has assumed and paid since the inception of the Funds under the unitary fee structure in providing services to the Funds.

Based on these considerations, the Board members concluded that Management Fees and Advisory Fees for the Funds were acceptable.

Board Approval of Management Agreements (Unaudited) (concluded)

(f) The anticipated cost of the services to be provided and profits to be realized by ARK from the relationship with the Trust: The Trustees considered the fact that the fees and expenses of the Funds, which have been assumed and paid by ARK in accordance with the Management Agreements, have significantly exceeded the fees received by ARK since the inception of each Fund.

Based on the information provided to the Trustees, the Board members concluded that the anticipated cost of the services to be provided to the Funds and the fees and expenses paid by ARK would continue to significantly exceed the fees received by ARK from the Funds.

(g) Benefits derived or to be derived by ARK from its the relationship with the Funds: The Trustees noted that ARK is not aware of any anticipated direct or indirect benefits that ARK may derive from its relationship with the Funds other than the receipt of the Management Fees.

The Board concluded that the nature and amount of any indirect benefits expected to be received by ARK from its relationship with the Funds are reasonable.

(h) Resources of ARK: The Trustees then considered whether ARK was financially sound and had adequate resources to perform its obligations under the Management Agreements. As a result of other financial resources available to ARK and a pending transaction with another financial institution, as discussed with the Independent Trustees in Executive Session, ARK’s senior management stated that ARK believed that it has sufficient resources to sustain its operations for an extended period of time.

Based on the information provided to the Board, the Trustees concluded that ARK had sufficient financial resources necessary to perform its obligations under the Management Agreements.

General Conclusion: After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Fund and its shareholders to approve the continuation of the Management Agreements and the voluntary reduction in Management Fees under the Supervisory Agreement and the Advisory Fees under the Investment Advisory Agreement. In addition, based on, on among other things, the Trustees’ thorough review and evaluation of the information that ARK provided to them in response to their requests for information; the factors, issues, and conclusions described above; and the extensive discussions held among the Trustees and ARK’s senior management, the Board, with Independent Trustees voting separately, unanimously approved the continuation of the Management Agreements and the reduction in Management Fees under the Management Agreements with respect to each Fund.

Board of Trustees and Executive Officers (Unaudited)

Trustees and Executive Officers. Information about the Trustees and Executive Officers of the Trust as of August 31, 2016, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Independent Trustees

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Scott R. Chichester, 46	Trustee	Since June 30, 2014	Chief Financial Officer, Sterling Seal & Supply Inc. (since 2011); Director, President and Treasurer, Bayview Acquisition Corp (since 2010); CPA, Penda Aiken Inc. (2009 – 2011) (consultant); Founder and President, DirectPay USA LLC (since 2006) (payroll company); Chief Financial Officer, Ong Corporation (2002 – 2010) (technology company); Proprietor, Scott R. Chichester CPA (since 2001) (CPA firm).
Director of Bayview Acquisition Corp (since 2010); Trustee of Global X Funds (since 2008).
Darlene T. DeRemer, 60	Trustee	Since June 30, 2014	Managing Partner, Grail Partners LLC (since 2005).	Trustee, Member of Executive Committee and Chair of Investment and Endowment Committee of Syracuse University (since 2010).
Robert G. Zack, 68	Trustee	Since June 30, 2014	Adjunct Professor at the University of Virginia School of Law; Counsel, Dechert LLP (2012 – 2014); Executive Vice President, OppenheimerFunds, Inc. (2004 – 2011); General Counsel, OppenheimerFunds, Inc. (2002 – 2010); Secretary and General Counsel, Oppenheimer Acquisition Corp. (2001 – 2011); Executive Vice President, General Counsel and Director, OFI Trust Co. (2001 – 2011); Vice President and Secretary, Oppenheimer funds (2002 – 2011).	Trustee of University of Virginia Law School Foundation (since 2011).

(1)	The address for each Trustee and officer is 155 West 19th Street, Fifth Floor, New York, NY 10011.
(2)	Each Trustee serves until resignation, death, retirement or removal.

Interested Trustee

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Catherine D. Wood, 60	Chief Executive Officer, Chief Investment Officer and Trustee	Since June 7, 2013	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014 – 2015); Senior Vice President and Chief Investment Officer of Thematic Portfolios, AllianceBernstein L.P. (2009 – 2013).	None.
(1)	The address for each Trustee and officer is 155 West 19th Street, Fifth Floor, New York, NY 10011.
(2)	Each Trustee serves until resignation, death, retirement or removal.

Board of Trustees and Executive Officers (Unaudited) (concluded)

Officer Information

Officer’s Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During The Past Five Years
Catherine D. Wood, 60	Trustee, Chief Executive Officer and Chief Investment Officer	Since 6/30/14	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014 – 2015); Senior Vice President and Chief Investment Officer of Strategic Thematic Strategies, AllianceBernstein L.P. (2001 – 2013).
William C. Cox, 50	Treasurer and Chief Financial Officer	Since 6/30/14	Chief Administrative Officer, Foreside Financial Group, LLC (since 2015); Fund Principal Financial Officer, Foreside Financial Group, LLC (2013 – 2015); Vice President, State Street Corporation (1997 – 2012).
Kellen Carter, 33	Chief Compliance Officer; Secretary	Since 5/26/16	Chief Compliance Officer, ARK Investment Management LLC (since 2016); Management Consultant, Wealth and Asset Management Division Ernst & Young LLP (2014 – 2016); Attorney, Risk and Examinations Office, Division of Investment Management, United States Securities and Exchange Commission (2013 – 2014); Examiner, Division of Investment Management, United States Securities and Exchange Commission (2012 – 2013); Examiner, Office of Compliance, Inspections, and Examinations, United States Securities and Exchange Commission (2010 – 2012).
Thomas G. Staudt, 28	Vice President	Since 3/27/15	Director of Product Development and Associate Operating Officer, ARK Investment Management LLC (since 2015); Associate Portfolio Manager, ARK Investment Management LLC (2014 – 2015); Account Executive, WILX (2010 – 2012).
(1)	The address for each officer is 155 West 19th Street, Fifth Floor, New York, NY 10011.
(2)	Officers are elected yearly by the Trustees.

The Statement of Additional Information for the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-212-426-7040 collect or visiting our website at www.ark-funds.com.

General Information (Unaudited)

Investment Adviser
ARK Investment Management LLC
155 West 19th Street, Fifth Floor
New York, NY 10011

Administrator, Custodian, Transfer Agent, and Accounting Agent
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

ARK Invest | 155 West 19th Street 5th Floor, New York, NY 10011 | 212.426.7040 | info@ark-invest.com | ark-funds.com

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (“Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(f)	The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Scott R. Chichester is qualified to serve as an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years are $50,000 for August 31, 2015 and $57,500 for August 31, 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for August 31, 2015 and $0 for August 31, 2016.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,000 for August 31, 2015 and $12,500 for August 31, 2016.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for August 31, 2015 and $0 for August 31, 2016.

(e)(1)	The registrant’s audit committee (“Audit Committee”) has adopted an Audit and Non-Audit Services Pre-Approval Policy (“Pre-Approval Policy”) that applies to any and all engagements of the independent auditor to the registrant for audit, non-audit, tax or other services. Pursuant to the Pre-Approval Policy, the Audit Committee is required to pre-approve the audit services and permissible non-audit services proposed to be performed by the independent auditor for the registrant to assure that the independence of the auditor is not in any way compromised or impaired. In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee may either grant general pre-approval of proposed services of the independent auditor through adoption of a list of authorized services together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval of services provided on a case-by-case basis (“specific pre-approval”). Unless particular services have received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. The annual audit services engagement terms and fees for the independent auditor for the registrant require specific pre-approval of the Audit Committee. The Audit Committee may grant general pre-approval for (i) other audit services, which are those services that only the independent auditor reasonably can provide, (ii) audit related services, (iii) those tax services that have historically been provided by the independent auditor, and (iv) those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services. The Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has not delegated either general or specific pre-approval authority to one or more of its members.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the registrant’s fiscal year ended August 31, 2015 were $0 and for August 31, 2016 were $0.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	As of a date within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the four-month period from May 1, 2015 to August 31, 2015 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ARK ETF Trust

By (Signature and Title)*	/s/ Catherine D. Wood Catherine D. Wood, Chief Executive Officer and Chief Investment Officer (principal executive officer)

Date 10/31/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Catherine D. Wood Catherine D. Wood, Chief Executive Officer and Chief Investment Officer (principal executive officer)

Date 10/31/2016

By (Signature and Title)*	/s/ William C. Cox William C. Cox, Treasurer and Chief Financial Officer (principal financial officer)

Date 10/31/2016

* Print the name and title of each signing officer under his or her signature.